UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 1, 2010 (March 1, 2010)
HCA INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-11239 (Commission File Number)	75-2497104 (I.R.S. Employer Identification No.)

One Park Plaza, Nashville, Tennessee (Address of Principal Executive Offices)	37203 (Zip Code)
Registrant’s telephone number, including area code: (615) 344-9551
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
     The consent attached as Exhibit 99.1 to this Current Report on Form 8-K relates to the prospectus supplement filed by HCA Inc. pursuant to Rule 424(b)(3) on March 1, 2010.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
     Exhibit 99.1     Consent of Independent Registered Public Accounting Firm.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCA INC. (Registrant)
By:	/s/ John M. Franck II
John M. Franck II
Vice President and Corporate Secretary

Date: March 1, 2010

INDEX TO EXHIBITS

Exhibit Number	Exhibit

Exhibit 99.1	Consent of Independent Registered Public Accounting Firm.